SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2003

ADVOCAT INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-12996	62-1559667

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067

(Address of principal executive offices)

(615) 771-7575

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address,
if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Number	Exhibit

99.1	Press Release dated March 31, 2003 reporting results of operations for the fiscal year and quarter ending December 31, 2002.

Item 12. Results of Operations and Financial Condition.

     On March 31, 2003, Advocat Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release reports the Company’s results of operations for the fiscal year and quarter ended December 31, 2002. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:	/s/ William R. Council, III William R. Council, III Chief Executive Officer

Date: March 31, 2003

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Exhibit Index

Exhibit No.

99.1	Press release dated March 31, 2003.

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